UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of principal executive offices, including Zip Code)

(415) 835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange
JMP Group Inc. 7.25% Senior Notes due 2027	JMPNL	The Nasdaq Global Market
JMP Group LLC 6.875% Senior Notes due 2029	JMPNZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2021, JMP Group LLC (the “Company”) held its annual meeting of the shareholders (the “Annual Meeting”). The proxy statement and solicitation pertaining to the Annual Meeting were previously filed with the Securities and Exchange Commission. Shares eligible to vote were 19,852,493 at the record date of April 20, 2021. At the Annual Meeting, the shareholders (i) elected the nine nominees for the board of directors (which directors shall serve until the next annual meeting of shareholders); and (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The number of votes cast for or against, and the number of withheld and total broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposal 1.	Election of directors.

Nominee	For	Against	Withheld	Broker Non-Votes

Joseph A. Jolson	12,295,111	0	30,578	2,362,213
Craig R. Johnson	12,186,918	0	138,771	2,362,213
Carter D. Mack	12,182,118	0	143,571	2,362,213
Mark L. Lehmann	12,283,967	0	41,722	2,362,213
Glenn H. Tongue	12,222,539	0	103,150	2,362,213
Kenneth M. Karmin	12,223,877	0	101,812	2,362,213
H. Mark Lunenburg	12,269,128	0	56,561	2,362,213
Staci A. Slaughter	12,314,219	0	11,470	2,362,213
Jonathan M. Orszag	12,164,165	0	161,524	2,362,213

The following matter was approved by the votes indicated:

Proposal 2.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-votes
14,679,845	885	7,172	*

------------------------

* Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: June 10, 2021	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer and Secretary